UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2011

Floridian Financial Group, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-53589	20-4539279
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
175 Timacuan Boulevard, Lake Mary, Florida		32746
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (407) 321-3233

___________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FLORIDIAN FINANCIAL GROUP, INC.

FORM 8-K

CURRENT REPORT

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

By letter dated March 25, 2011 and received by Floridian Financial Group, Inc. (the “Company”) on March 25, 2011, Stanley H. Sandefur, a Class III director and chairman of the compensation committee of the Company, notified the Company that, due to personal commitments, he has resigned from his positions as director and chairman of the compensation committee of the Company, effective immediately. Mr. Sandefur also resigned as chairman of the Company’s wholly-owned subsidiary, Orange Bank of Florida.

The Company expects to reduce the size of the board of directors of the Company from ten to nine members prior to the annual meeting on April 28, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLORIDIAN FINANCIAL GROUP, INC.

Date:	March 31, 2011	By:	/s/John D. Waters
John D. Waters
Executive Vice President and Chief Financial Officer